UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	May 19, 2016

AmTrust Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33143	04-3106389
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

59 Maiden Lane, 43rd Floor, New York, New York	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 220-7120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

Following the election of directors at the 2016 Annual Meeting of Stockholders of AmTrust Financial Services, Inc. (the “Company”) held May 19, 2016, as described in Item 5.07 below, the Company’s Board of Directors elected Leah Karfunkel as a director to fill the vacancy left by the passing of Michael Karfunkel. Mrs. Karfunkel is not currently expected to be named to any Board committees and will not receive any compensation for serving on the Company’s Board of Directors.

Mrs. Karfunkel is the co-trustee and primary beneficiary of The Michael Karfunkel 2005 Family Trust (the “Trust”), one of the Company’s largest stockholders. She has served in various positions for community and charitable organizations, and is currently on the Board of Trustees of Touro College. The Trust owns ACP Re, Ltd., a privately-held Bermuda reinsurance holding company, is a controlling stockholder of National General Holdings Corp., a publicly-held specialty personal lines insurance holding company, and a significant stockholder of Maiden Holdings, Ltd., a publicly-held Bermuda insurance holding company. The Company is a party to several material agreements with each of ACP Re, Ltd., National General Holdings Corp. and Maiden Holdings, Ltd., as described in Note 12. “Related Party Transactions” to the Company’s consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016. Mrs. Karfunkel is the mother-in-law of Barry Zyskind, the Company’s President and Chief Executive Officer, and the sister-in-law of George Karfunkel, a member of the Company’s Board of Directors.

Appointment of Officers

On May 19, 2016, the Company’s Board of Directors appointed Barry Zyskind as Chairman of the Board. Mr. Zyskind has held senior management positions with the Company since 1998 and currently serves as the Company’s Chief Executive Officer and President.

In addition, the Company’s Board of Directors appointed Christopher Longo as Executive Vice President and Chief Operating Officer of the Company, effective immediately. Mr. Longo assumes the Chief Operating Officer role from Michael J. Saxon and retains his position as Chief Information Officer, a position that Mr. Longo has held since 2006. Mr. Saxon was appointed as the Company’s Executive Vice President – U.S. Commercial Lines and will oversee the Company’s U.S. commercial property and casualty business. There are no changes to any of the executive’s compensation arrangements as a result of the new positions. Further information about each of the executives, including a description of their compensatory arrangements with the Company, is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2016 (the “Proxy Statement”).

2010 Omnibus Incentive Plan, as Amended and Restated

As reported in Item 5.07 below, on May 19, 2016, the stockholders of the Company, upon the recommendation of the Company’s Board of Directors, approved the 2010 Omnibus Incentive Plan, as Amended and Restated (the “Omnibus Incentive Plan” or the “Plan”).

The amendment and restatement of the Omnibus Incentive Plan:

•
Expands the list of performance criteria upon which performance goals may be based for awards that are intended to qualify as performance-based compensation for purposes of Section 162(m) to include: gross income, premium growth, earnings per share, expenses, operations and maintenance expenses, capital expenditures, and cash flow.

•	Limits the number of shares that may be subject to awards granted in any one calendar year to any of the Company’s non-employee directors.

•	Prohibits the granting of dividend equivalents with respect to stock options and stock appreciation rights (or “SARs”) awarded under the Plan.

•
Provides that the minimum vesting provisions of the Plan, which previously applied only to awards of restricted stock and restricted stock units, will apply to stock options and SARs that may be granted under the Plan.

•	Provides that the Board of Directors may reserve to itself any or all of the authority of the Compensation Committee under the Plan or may act as the administrator of the Plan.

•	Provides that awards granted under the Plan will be subject to forfeiture or recoupment pursuant to any clawback policy that the Company may adopt.

The Plan also includes other minor clarifying, administrative and technical changes. The description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is included as Appendix A to the Proxy Statement and incorporated by reference herein.

In conjunction with the amendment and restatement of the Omnibus Incentive Plan, the Company amended its Restricted Stock Unit (“RSU”) award agreement to:

•	Provide for automatic, but not accelerated, vesting of unvested RSUs at retirement if certain age, service and notice criteria are met.

•	Provide for automatic, accelerated vesting of all unvested RSUs at death or upon termination for disability, as disability is defined in the award agreement.

•
Provide additional, conforming changes to the form of award agreement so that language in the agreement is consistent with the Omnibus Incentive Plan, as amended and presented to stockholders for approval at the Annual Meeting of Stockholders of the Company, as discussed above.

The description of the amendments to the award agreement is qualified in its entirety by reference to the full text of the award agreement, the form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

As reported in Item 5.07 below, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that the Company’s stockholders may remove directors from office with or without cause.

The Certificate of Amendment of Amended and Restated Certificate of Incorporation reflecting the amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein, was filed with the Secretary of State of the State of Delaware on May 19, 2016. A summary of the amendment was included in the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2016 Annual Meeting of Stockholders on May 19, 2016. The certified results of the matters voted upon at the meeting, which are more fully described in the Proxy Statement, are as follows:

Description of Matters Submitted

1. Election of Directors:	For	Withheld	Broker Non-Votes
Donald T. DeCarlo	147,008,985	4,473,364	13,558,825
Susan C. Fisch	147,926,207	3,556,142	13,558,825
Abraham Gulkowitz	147,430,084	4,052,265	13,558,825
George Karfunkel	147,086,224	4,396,125	13,558,825
Jay J. Miller	149,811,340	1,671,009	13,558,825
Barry D. Zyskind	150,617,745	864,604	13,558,825

2. Approval of the 2010 Omnibus Incentive Plan, as amended and restated	For	Against	Abstain	Broker Non-Votes
	147,292,554	4,101,141	88,654	13,558,825

3. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation	For	Against	Abstain
	164,537,100	298,256	205,818
Item 9.01    Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation.

10.1	2010 Omnibus Incentive Plan, as amended and restated (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A filed on March 29, 2016).

10.2	Form of Restricted Stock Unit Agreement, amended and restated effective May 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmTrust Financial Services, Inc.
(Registrant)

Date	May 19, 2016

/s/ Stephen Ungar
Stephen Ungar
SVP, General Counsel and Secretary